SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 15, 2008

                             CHEVIOT FINANCIAL CORP.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

            Federal                      0-50529                  56-2423750
----------------------------         ----------------         ------------------
(State or Other Jurisdiction)      (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


3723 Glenmore Avenue, Cheviot, Ohio                              45211
------------------------------------                         -------------
(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code:  (513) 661-0457
                                                     --------------



                                 Not Applicable
                                ---------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain  Officers;  Election of  Directors;
           Appointment  of   Certain  Officers;  Compensatory  Arrangements  of
           Certain Officers
           ---------------------------------------------------------------------

          On January 15, 2008, the Compensation Committee of the Board of Directors (the "Board") of Cheviot Financial Corp. (the "Company") extended the employment agreement of its Chief Executive Officer, Thomas J. Linneman so that the term shall be for three years. There were no material changes to the terms and conditions of the employment agreement.

          Also, on January 15, 2008, the Compensation Committee of the Board extended the severance agreements of Jeffrey J. Lenzer, Vice President, Operations and Kevin M. Kappa, Vice President, Compliance of the Company. There were no material changes to the terms and conditions of the severance agreements.


Item 8.01  Other Events.
           ------------

          On January 15, 2008, the Board of Directors of Cheviot Financial Corp. authorized the Company to undertake a stock repurchase program providing for the repurchase of up to 447,584 shares.


Item 9.01  Financial Statements and Exhibits
           ---------------------------------

(a)  Financial Statements of businesses acquired. Not Applicable.

(b)  Pro forma financial information. Not Applicable.

(c)  Exhibits.

     The following Exhibit is attached as part of this report:


     99.1 Press release of dated January 16, 2008, announcing Cheviot Financial Corp. new repurchase program.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                     CHEVIOT FINANCIAL CORP.



DATE: January 18, 2008                      By:      /s/ Scott T. Smith
                                                     ------------------
                                                     Scott T. Smith
                                                     Chief Financial Officer

                                  EXHIBIT INDEX

 Exhibit No.                Description
 ----------                 -----------

     Press release of dated January 16, 2008, announcing Cheviot Financial Corp. addition to repurchase program.